Standard BioTools Reports Second Quarter 2023 Financial Results
Continued operational execution improves revenue growth, margin expansion, and expense reduction

SOUTH SAN FRANCISCO, Calif., August 8, 2023 — Standard BioTools Inc. (Nasdaq:LAB) (“Standard BioTools”, or the “Company”), driven by a bold purpose – Unleashing tools to accelerate breakthroughs in human health – today reported financial results for the second quarter ended June 30, 2023.

Selected Financial Results

(Numbers in millions, except percentages)	Quarter Ended June 30, 2023	Quarter Ended June 30, 2022
Revenue	$27.7	$18.8(a)
Gross margin	49.2%	23.6%
Non-GAAP gross margin	60.9%	40.2%
Operating expenses	$31.1	$43.0
Non-GAAP operating expenses	$25.2	$33.8
Operating loss	($17.4)	($38.6)
Net loss	($17.0)	($63.5)
Non-GAAP adjusted EBITDA	($8.4)	($26.2)
Cash and equivalents, restricted cash, and short-term investments	$143.1	$212.2

(a)Quarter ended June 30, 2022 includes $1.6 million revenue offset to establish return reserve for discontinued product line.

Second Quarter and First Half 2023 Financial Highlights Compared to 2022

•Total revenue grew 47% in the second quarter of 2023 and 17% in the first half of 2023.

•Non-GAAP gross margin expanded by over 2,000 basis points in the second quarter of 2023 and over 1,000 basis points in the first half of 2023.

•Non-GAAP operating expenses declined over $8 million, or 25%, in the second quarter of 2023 and nearly $18 million, or 26%, in the first half of 2023.

•Non-GAAP adjusted EBITDA loss improved over $17 million in the quarter and over $27 million in the first half of 2023. Operating cash use decreased over 70% to $8.5 million in the second quarter of 2023 and decreased over 60% to $17.7 million in the first half of 2023.
•Cash, cash equivalents, and short-term investments (including restricted cash) on June 30, 2023, totaled $143 million.

“I am pleased to report our second quarter results and the visible improvement to many of our key performance metrics, especially in light of an uncertain macroeconomic environment,” said Michael Egholm, PhD, President and Chief Executive Officer of Standard BioTools™. “The growth of our top line comes directly from disciplined sales execution and better overall operating efficiency across the organization,” Egholm said. “This has also allowed us to design and successfully launch the Hyperion XTi™ Imaging System, and we are encouraged by early customer traction.

“Continued success will come from building out our operational systems that deliver a portfolio of high value, high margin tools and solutions to researchers at a profit, while attracting personnel that fully embrace a lean culture and can execute at the highest level. In the last year we have completely transformed our senior management team to this standard and are now seeing in this quarter the early signs and benefit of having done so.”

A reconciliation of non-GAAP gross margins, non-GAAP operating expenses, and non-GAAP adjusted EBITDA is provided in the financial schedules that are part of this press release. An explanation of these non-GAAP financial measures is also included below under the heading "Use of Non-GAAP Financial Information."

Business Update

Proteomics: Following the launch of the Hyperion™ XTi Imaging System in April, the company shipped its first revenue units in the quarter with a growing order backlog. This system provides a market-leading performance with the highest data quality available in spatial proteomics and industry-leading shortest time to results.

Genomics: The company launched an upgrade to its X9™ High-Throughput Genomics System to enable next-generation sequencing (NGS) library preparation on the system to support discovery through screening. Customers can create NGS libraries and assess the quality and quantity in a single workflow ahead of expensive NGS runs. This unified approach has the potential to catch any errors earlier and ensure that samples will not go to waste.

Corporate: The company announced Jeff Black as its new Chief Financial Officer and Agnieszka (Aggie) Gallagher as Senior Vice President and Chief Legal Officer.

Conference Call Information

The company’s management will host a conference call and webcast today at 2:00 p.m. PT, 5:00 p.m. ET, to discuss second quarter 2023 financial results and operational progress as well as to provide additional color on its strategic actions.

Individuals interested in listening to the conference call may do so by dialing:

US domestic callers: (888) 346-3970
Outside US callers: (412) 902-4297

Live audio of the webcast will be available online from the Investor Relations page of the company’s website at Events & Presentations. The webcast will be archived and available on the Standard BioTools Investor Relations page at investors.standardbio.com.

Our investor presentation including Supplemental Financial Information has been posted on the investor relations section of our website concurrent with this news release.

Use of Non-GAAP Financial Information

Standard BioTools has presented certain financial information in accordance with U.S. GAAP and also on a non-GAAP basis. The non-GAAP financial measures included in this press release are non-GAAP gross margin, non-GAAP operating expenses, and adjusted EBITDA. Management uses these non-GAAP financial measures, in addition to GAAP financial measures, as a measure of operating performance because the non-GAAP financial measures do not include the impact of items that management does not consider indicative of the Company’s core operating performance. Management believes that non-GAAP financial measures, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the company’s core operating results. Management uses non-GAAP measures to compare the company’s performance relative to forecasts and strategic plans and to benchmark the company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the company’s operating results as reported under U.S. GAAP. Standard BioTools encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliations between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP operating results are presented in the accompanying tables of this release.

Use of Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, guidance, including related to revenues, margin, and operating expenses, and statements regarding future financial performance and expectations, operational and strategic plans, deployment of capital, our cash runway and sufficiency of cash resources, potential M&A activity, and expectations with respect to our restructuring plans (including expense reduction activities). Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to risks that we may not realize expected cost savings from the restructuring, including the anticipated decrease in operational expenses, at the levels we expect; possible restructuring and transition-related disruption, including through the loss of customers, suppliers, and employees and adverse impacts on our development activities and results of operation; restructuring activities, including our subleasing plans, customer and employee relations, management distraction, and reduced operating performance; risks that internal and external costs required for ongoing and planned activities may be higher than expected, which may cause us to use cash more quickly than we expect or change or curtail some of our plans, or both; risks that our expectations as to expenses, cash usage, and cash needs may prove not to be correct for other reasons such as changes in plans or actual events being different than our assumptions; changes in Standard BioTools’ business or external market conditions; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; interruptions or delays in the supply of components or materials for, or manufacturing of, Standard BioTools products; reliance on sales of capital equipment for a significant proportion of revenues in each quarter; seasonal variations in customer operations; unanticipated increases in costs or expenses; uncertainties in contractual relationships; reductions in research and development spending or changes in budget priorities by customers; uncertainties relating to Standard BioTools’ research and development activities, and distribution plans and capabilities; potential product performance and quality issues; risks associated with international operations; intellectual property risks; and competition. Information on these and additional risks and uncertainties and other information affecting Standard BioTools’ business and operating results is contained in its Annual Report on Form 10-K for the year ended

December 31, 2022, and in its other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Standard BioTools disclaims any obligation to update these forward-looking statements except as may be required by law.

About Standard BioTools Inc.
Standard BioTools Inc. (Nasdaq:LAB), previously known as Fluidigm Corporation, is driven by a bold purpose – Unleashing tools to accelerate breakthroughs in human health. Standard BioTools has an established portfolio of essential, standardized next-generation technologies that help biomedical researchers develop medicines faster and better. As a leading solutions provider, the company provides reliable and repeatable insights in health and disease using its proprietary mass cytometry and microfluidics technologies, which help transform scientific discoveries into better patient outcomes. Standard BioTools works with leading academic, government, pharmaceutical, biotechnology, plant and animal research, and clinical laboratories worldwide, focusing on the most pressing needs in translational and clinical research, including oncology, immunology, and immunotherapy. Learn more at www.standardbio.com or connect with us on Twitter®, Facebook®, LinkedIn, and YouTube™. Standard BioTools, the Standard BioTools logo, Fluidigm, the Fluidigm logo, “Unleashing tools to accelerate breakthroughs in human health,” Hyperion, Hyperion XTi, XTi, and X9 are trademarks and/or registered trademarks of Standard BioTools Inc. or its affiliates in the United States and/or other countries. Standard BioTools products are provided for Research Use Only. Not for use in diagnostic procedures.

Available Information
Standard BioTools uses its website (standardbio.com), investor site (investors.standardbio.com), corporate Twitter account (@Standard_BioT), Facebook page (facebook.com/StandardBioT), and LinkedIn page (linkedin.com/company/standard-biotools) as channels of distribution of information about its products, its planned financial and other announcements, its attendance at upcoming investor and industry conferences, and other matters. Such information may be deemed material information, and Standard BioTools may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor Standard BioTools’ website and its social media accounts in addition to following its press releases, SEC filings, public conference calls, and webcasts.

Investor Contacts

Scott R. Greenstone, CFA
ir@standardbio.com

Peter DeNardo
415 389 6400
ir@standardbio.com

STANDARD BIOTOOLS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue:
Product revenue	$ 21,665	$ 12,219	$ 39,103	$ 32,223
Service revenue	5,821	5,806	12,702	11,950
Other revenue	180	752	980	1,108
Total revenue	27,666	18,777	52,785	45,281
Cost of revenue:
Cost of product revenue	11,883	12,738	21,873	25,077
Cost of service revenue	2,181	1,612	4,973	3,540
Total cost of revenue	14,064	14,350	26,846	28,617
Gross profit	13,602	4,427	25,939	16,664
Operating expenses:
Research and development	6,184	12,606	12,669	21,471
Selling, general and administrative	22,600	30,084	43,895	59,569
Restructuring and related charges	2,267	300	3,417	1,690
Total operating expenses	31,051	42,990	59,981	82,730
Loss from operations	(17,449)	(38,563)	(34,042)	(66,066)
Interest expense	(1,129)	(1,062)	(2,246)	(2,092)
Loss on forward sale of Series B Preferred Stock	—	(22,289)	—	(60,081)
Loss on Bridge Loans	—	(3,064)	—	(13,719)
Other income (expense), net	1,839	(174)	2,969	(56)
Loss before income taxes	(16,739)	(65,152)	(33,319)	(142,014)
Income tax benefit (expense)	(301)	1,613	(564)	2,187
Net loss	$ (17,040)	$ (63,539)	$ (33,883)	$ (139,827)
Net loss per share, basic and diluted	$ (0.22)	$ (0.82)	$ (0.43)	$ (1.81)
Shares used in computing net loss per share, basic and diluted	78,669	77,821	78,873	77,430

STANDARD BIOTOOLS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)
	June 30, 2023	December 31, 2022 (1)
ASSETS
Current assets:
Cash and cash equivalents	$ 142,304	$ 81,309
Short-term investments	—	84,475
Accounts receivable, net	15,119	17,280
Inventories, net	22,080	21,473
Prepaid expenses and other current assets	3,567	4,278
Total current assets	183,070	208,815
Property and equipment, net	24,522	25,652
Operating lease right-of-use asset, net	32,194	33,883
Other non-current assets	2,754	3,109
Developed technology, net	7,000	12,600
Goodwill	106,287	106,251
Total assets	$ 355,827	$ 390,310

LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$ 6,089	$ 7,914
Accrued compensation and related benefits	9,765	9,153
Operating lease liabilities, current	3,912	3,682
Deferred revenue, current	11,685	10,792
Deferred grant income, current	3,630	3,644
Other accrued liabilities	7,176	6,175
Term loan, current	4,583	2,083
Total current liabilities	46,840	43,443
Convertible notes, net	54,853	54,615
Term loan, non-current	5,809	8,194
Deferred tax liability	1,049	1,055
Operating lease liabilities, non-current	32,231	34,081
Deferred revenue, non-current	3,790	3,816
Deferred grant income, non-current	12,546	14,359
Other non-current liabilities	843	961
Total liabilities	157,961	160,524
Mezzanine equity:
Redeemable preferred stock	311,253	311,253
Total stockholders’ deficit	(113,387)	(81,467)
Total liabilities, mezzanine equity and stockholders’ deficit	$ 355,827	$ 390,310

Notes:
(1) Derived from our Audited Consolidated Financial Statements

STANDARD BIOTOOLS INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2023	2022
Operating activities
Net loss	$ (33,883)	$ (139,827)
Loss on forward sale of Series B Preferred Stock	—	60,081
Loss on bridge loans	—	13,719
Stock-based compensation expense	6,262	8,705
Amortization of developed technology	5,600	5,928
Depreciation and amortization	1,688	1,878
Provision for excess and obsolete inventory	572	4,597
Impairment of intangible assets	—	3,526
Amortization of debt discounts, premiums and issuance costs	410	423
Other non-cash items	(168)	176
Changes in assets and liabilities, net	1,705	(4,784)
Net cash used in operating activities	(17,814)	(45,578)

Investing activities
Purchases of short-term investments	(6,836)	(137,302)
Proceeds from sales and maturities of investments	91,964	—
Purchases of property and equipment	(1,848)	(1,806)
Net cash provided by (used in) investing activities	83,280	(139,108)

Financing activities
Proceeds from bridge loans	—	25,000
Proceeds from issuance of Series B Preferred Stock	—	225,000
Repayment of advances under revolving credit facility	—	(6,838)
Payment of equity issuance costs	—	(12,547)
Repurchase of common stock	(4,841)	—
Proceeds from ESPP stock issuance	326	497
Payments for taxes related to net share settlement of equity awards and other	(127)	(79)
Net cash provided by (used in) financing activities	(4,642)	231,033
Effect of foreign exchange rate fluctuations on cash and cash equivalents	(49)	(437)
Net increase in cash, cash equivalents and restricted cash	60,775	45,910
Cash, cash equivalents and restricted cash at beginning of period	82,324	29,467
Cash, cash equivalents and restricted cash at end of period	$ 143,099	$ 75,377

Cash, cash equivalents, and restricted cash consists of:
Cash and cash equivalents	$ 142,304	$ 74,361
Restricted cash	795	1,016
Total cash, cash equivalents and restricted cash	$ 143,099	$ 75,377

STANDARD BIOTOOLS INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(In thousands, except percentages)
(Unaudited)

ITEMIZED RECONCILIATION OF GAAP TO NON-GAAP GROSS PROFIT AND GROSS MARGIN PERCENTAGE

	Three Months Ended		Six Months Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
GAAP gross profit	$ 13,602	$ 4,427	$ 25,939	$ 16,664
Amortization of developed technology	2,800	2,641	5,600	5,608
Depreciation and amortization	335	319	658	634
Stock-based compensation expense	107	164	460	305
Non-GAAP gross profit	$ 16,844	$ 7,551	$ 32,657	$ 23,211

GAAP gross margin percentage	49.2%	23.6%	49.1%	36.8%
Amortization of developed technology	10.1%	14.0%	10.6%	12.4%
Depreciation and amortization	1.2%	1.7%	1.3%	1.4%
Stock-based compensation expense	0.4%	0.9%	0.9%	0.7%
Non-GAAP gross margin percentage	60.9%	40.2%	61.9%	51.3%

ITEMIZED RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES

	Three Months Ended		Six Months Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
GAAP operating expenses	$ 31,051	$ 42,990	$ 59,981	$ 82,730
Restructuring and related charges	(2,267)	(300)	(3,417)	(1,690)
Stock-based compensation expense	(3,007)	(4,499)	(5,802)	(8,400)
Depreciation and amortization	(491)	(877)	(1,030)	(1,565)
Impairment of intangible assets	—	(3,526)	—	(3,526)
Loss on disposal of property and equipment	(73)	(6)	(73)	(15)
Non-GAAP operating expenses	$ 25,213	$ 33,782	$ 49,659	$ 67,534

GAAP R&D operating expenses	$ 6,184	$ 12,606	$ 12,669	$ 21,471
Stock-based compensation expense	(366)	(705)	(782)	(1,404)
Depreciation and amortization	(131)	(155)	(281)	(337)
Impairment of intangible assets	—	(3,526)	—	(3,526)
Non-GAAP R&D operating expenses	$ 5,687	$ 8,220	$ 11,606	$ 16,204

GAAP SG&A operating expenses	$ 22,600	$ 30,084	$ 43,895	$ 59,569
Stock-based compensation expense	(2,641)	(3,794)	(5,020)	(6,996)
Depreciation and amortization	(360)	(722)	(749)	(1,228)
Loss on disposal of property and equipment	(73)	(6)	(73)	(15)
Non-GAAP SG&A operating expenses	$ 19,526	$ 25,562	$ 38,053	$ 51,330

STANDARD BIOTOOLS INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(In thousands)
(Unaudited)

ITEMIZED RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA

	Three Months Ended		Six Months Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
GAAP net loss	$ (17,040)	$ (63,539)	$ (33,883)	$ (139,827)
Income tax expense (benefit)	301	(1,613)	564	(2,187)
Interest expense	1,129	1,062	2,246	2,092
Amortization of developed technology	2,800	2,961	5,600	5,928
Depreciation and amortization	826	875	1,688	1,878
Restructuring and related charges	2,267	300	3,417	1,690
Stock-based compensation expense	3,114	4,663	6,262	8,705
Impairment of intangible assets	—	3,526	—	3,526
Loss on forward sale of Series B Preferred Stock	—	22,289	—	60,081
Loss on bridge loans	—	3,064	—	13,719
Other non-operating expense (income)	(1,839)	174	(2,969)	56
Loss on disposal of property and equipment	73	6	73	15
Non-GAAP adjusted EBITDA	$ (8,369)	$ (26,232)	$ (17,002)	$ (44,324)

CALCULATION OF OPERATING CASH USE

	Three Months Ended		Six Months Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Net cash used in operating activities (1)	$ (9,329)	$ (29,988)	$ (17,814)	$ (45,578)
Purchases of property and equipment	(838)	(938)	(1,848)	(1,806)
Cash paid for interest	1,687	1,577	1,919	1,679
Operating cash use	$ (8,480)	$ (29,349)	$ (17,743)	$ (45,705)

Notes:
(1) Derived from our Condensed Consolidated Statements of Cash Flows